Supplemental Oil and Gas Information (Unaudited)	12 Months Ended
Jun. 30, 2016
Oil and Gas Exploration and Production Industries Disclosures [Abstract]
Supplemental Oil and Gas Information (Unaudited)

Note 22 — Supplemental Oil and Gas Information (Unaudited)

Supplemental Oil and Gas Reserve Information

The Company relies upon a combination of internal technical staff and third party consulting arrangements for reserve estimation and review. The reserve information presented below is based on estimates of net proved reserves as of June 30, 2016, and 2015, and was prepared in accordance with guidelines established by the SEC.

Reserve estimates as of June 30, 2016 were prepared by Guot Anyak, who was employed by the Company as a Petroleum Engineer from August 2012 until August 1, 2016. Mr. Anyak is a graduate of the Colorado School of Mines and holds a Bachelor of Science degree in Petroleum Engineering. Mr. Anyak has been instrumental in the analysis of the economics of certain well workovers at Poplar, and has supported the preparation of the Company’s reserve estimates over the past several years. Reserve estimates as of June 30, 2015 were prepared by Hector Wills of Mi3 Petroleum Engineering, a Golden, Colorado-based petroleum engineering firm. Reserve estimates for the fiscal year ended June 30, 2016 were unaudited, and reserve estimates for the fiscal year ended June 30, 2015 were audited by the Company’s independent petroleum engineering firm, Allen & Crouch Petroleum Engineers (“A&C”). A copy of the summary reserve audit report of A&C is provided as Exhibit 99.1 to the Annual Report on Form 10-K for the fiscal year ended June 30, 2016. A&C does not own an interest in any of Magellan’s oil and gas properties and is not employed by Magellan on a contingent basis.

Proved reserves are the estimated quantities of oil, gas, and natural gas liquids, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined and the price to be used is the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions. All of the Company’s estimated proved reserves are located in the US and relate to NP, which has been discontinued.

Analysis of Changes in Proved Reserves

The following table sets forth information regarding the Company’s estimated proved oil and gas reserve quantities, all of which are included in assets held for sale in the accompanying consolidated balance sheets as of June 30, 2016 and 2015. The Company emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries and undeveloped locations are more imprecise than estimates of established producing oil and gas properties. Accordingly, these estimates are expected to change as economic conditions change and new information becomes available.

Oil (Mbbls)
Proved Reserves:
Fiscal year ended June 30, 2014	5,735.7
Revision of previous estimates	(3,417.1)
Production	(79.0)

Fiscal year ended June 30, 2015	2,239.6
Revision of previous estimates	(1,284.4)
Production	(60.2)

Fiscal year ended June 30, 2016	895.0

Proved Developed Reserves:
Fiscal year ended June 30, 2015	2,239.6
Fiscal year ended June 30, 2016	895.0

Proved Undeveloped Reserves:
Fiscal year ended June 30, 2015	—
Fiscal year ended June 30, 2016	—

Revision of previous estimates.    Revisions of estimates represent downward changes in previous estimates attributable to new information gained primarily from development activity, production history, and changes to the economic conditions and the financial condition of the Company at the time of each estimate. During the year ended June 30, 2016, there was a 1,284 Mbbls downward revision of estimated proved reserves. The revisions were due to removal of proved developed non-producing reserves of 643 Mbbls due to the suspension of the Company’s workover program and shorter economic lives for certain wells due to lower average crude oil prices. During the year ended June 30, 2015, there was a 3,417 Mbbls downward revision of estimated proved reserves. The majority of the revision relates to the removal of 3,083 Mbbls of proved undeveloped reserves from the classification of proved reserves due to the uncertainty surrounding the Company’s ability to continue as a going concern and to obtain the necessary capital to develop the PUD locations. During fiscal 2016, the Company did not convert any proved undeveloped reserves to proved developed reserves.

Standardized Measure of Oil and Gas

The Company computes a standardized measure of future net cash flows and changes therein relating to estimated proved reserves in accordance with authoritative accounting guidance. Certain information concerning the assumptions used in computing the valuation of proved reserves and their inherent limitations are discussed below. The Company believes such information is essential for a proper understanding and assessment of the data presented.

The “standardized measure” is the present value of estimated future cash inflows from proved oil and natural gas reserves, less future development and production costs and future income tax expenses, using prices and costs as of the date of estimation without future escalation, without giving effect to hedging activities, non-property related expenses such as general and administrative expenses, debt service, depreciation, depletion, and amortization, and tax, and are discounted using an annual discount rate of 10% to reflect timing of future cash flows.

The assumptions used to calculate estimated future cash inflows do not necessarily reflect the Company’s expectations of actual revenues or costs, nor their present worth. In addition, variations from the expected production rate also could result directly or indirectly from factors outside of the Company’s control, such as unexpected delays in development, changes in prices, or regulatory or environmental policies. The reserve valuation further assumes that all reserves will be disposed of by production. However, if reserves are sold in place, additional economic considerations could affect the amount of cash eventually realized.

Prices. All prices used in the calculation of our reserves are based upon a twelve month unweighted arithmetic average of the first day of the month price for the twelve months of the fiscal year, unless prices were defined by contractual arrangements. Prices are adjusted for local differentials and gravity and, as required by the SEC, held constant for the life of the projects (i.e., no escalation). The following table summarizes the resulting prices used for proved reserves for the fiscal years ended:

	June 30,
	2016	2015
Oil (per Bbl)	$34.11	$58.93

Costs.    Future development and production costs are calculated by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions.

Income taxes.    Future income tax expenses are calculated by applying the appropriate year-end statutory tax rates, with consideration of future tax rates already legislated, to the future pre-tax net cash flows relating to the Company’s proved oil and gas reserves. Permanent differences in oil and gas related tax credits and allowances are recognized.

Discount.    The present value of future net cash flows from the Company’s proved reserves is calculated using a 10% annual discount rate. This rate is not necessarily the same as that used to calculate the current market value of our estimated oil and natural gas reserves.

The following table presents the standardized measure of discounted future net cash flows related to proved oil and gas reserves for the United States cost center only:

	Year Ended June 30,
	2016	2015
	(In thousands)
Future cash inflows	$30,527	$131,979
Future production costs	(22,366)	(85,372)
Future development costs	(1,463)	(7,021)
Future income tax expense	—	—

Future net cash flows	6,698	39,586
10% annual discount	(4,111)	(22,569)

Standardized measures of discounted future net cash flows	$2,587	$17,017

A summary of changes in the standardized measure of discounted future net cash flows is as follows:

United States
(In thousands)
Fiscal year ended June 30, 2014	$87,043
Net change in prices and production costs	(71,406)
Revisions of previous quantity estimates	(54,415)
Divestiture of reserves	—
Changes in estimated future development costs	9,071
Sales and transfers of oil and gas produced	(440)
Previously estimated development cost incurred during the period	7,749
Accretion of discount	8,853
Net change in income taxes (1)	32,188
Net change in timing and other	(1,626)

Fiscal year ended June 30, 2015	17,017
Net change in prices and production costs (2)	(10,953)
Revisions of previous quantity estimates (3)	(5,757)
Divestiture of reserves	—
Changes in estimated future development costs	4,014
Sales and transfers of oil and gas produced	(3,208)
Previously estimated development cost incurred during the period	338
Accretion of discount	1,511
Net change in income taxes	—
Net change in timing and other	(375)

Fiscal year ended June 30, 2016	$2,587

(1)	The increase in cash flows from the net change in income taxes in fiscal year 2015 represents the decrease in future income taxes as a result of the elimination of cash flows from PUD reserves.
(2)	For fiscal year 2016, there was an $11.0 million downward revision in reserve value due to the net change in prices and production costs. This change was the result of the steep decline in the WTI price, the benchmark oil price for sale of the Company’s crude oil.
(3)	The downward revision of $5.8 million relates to the reduction of 643 Mbbls of proved developed non-producing reserves as a result of the elimination of the Company’s workover program.